UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Cimarron Software, Inc.
(Exact name of registrant as specified in its charter)

Utah	87-0543922
(State of incorporation or organization)	(I.R.S. Employer Identification number)

30 E. Broadway, Ste. 204
Salt Lake City, UT, 84111	84111
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Exchange Act: None

Name of each exchange on which each class is to be registered: NA

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: ☒

Securities Act registration statement file number to which this form relates: 333-181388

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, no par value

Item 1. Description of Registrant’s Securities to be Registered

The description under the heading “Description of Securities” relating to the Registrant’s Common Stock, no par value, in the prospectus included in the Registrant’s Registration Statement on Form S-1 as amended (initially filed on May 14, 2012, amended July 12, 2012, August 10, 2012, September 13, 2012, October 9, 2012, January 15, 2012, and January 31, 2013, and post-effectively amended on April 30, 2014, and May 6, 2014), filed with the Securities and Exchange Commission (the “Commission”) under File No. File No. 333-181388, is incorporated herein by reference. Any form of prospectus subsequently filed by the Registrant with the Commission pursuant to Rule 424(b) under the Securities Act that constitutes part of the Registration Statement shall be deemed to be incorporated herein by reference.

Item 2. Exhibits

3.1	Articles of Incorporation of Registrant filed as Exhibit 3.1 to the Registration Statement on Form S-1, as amended, declared effective on February 4, 2013, and incorporated herein by reference.

3.2	Bylaws of Registrant, as amended, filed as Exhibit 3.2 to the Registration Statement on Form S-1, as amended, declared effective on February 4, 2013, and incorporated herein by reference.

3.3
Articles of Restatement of the Articles of Incorporation of Registrant filed as Exhibit 3.3 to the Registration Statement on Form S-1, as amended, declared effective on February 4, 2013, and incorporated herein by reference.

3.4	Articles of Amendment of Registrant filed as Exhibit 3.4 to the Registration Statement on Form S-1, as amended, declared effective on February 4, 2013, and incorporated herein by reference.

3.5	Sample Stock Certificate of Registrant filed as Exhibit 3.5 hereto.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Salt Lake City, Utah, on the 7th day of July, 2014.

Cimarron Software, Inc.

By:	/s/ David Fuhrman
Name:	David Fuhrman
Title:	Chief Executive Officer & Director

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